UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): February 1, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 1, 2008 the Board of Directors of Valeant Pharmaceuticals International (the “Company”) appointed J. Michael Pearson to the position of Chief Executive Officer and elected Mr. Pearson as a director and as Chairman of the Board of Directors. Mr. Pearson succeeds Timothy C. Tyson, who resigned as President and Chief Executive Officer and as a director of the Company on February 1, 2008. A copy of the press release announcing Mr. Tyson’s departure and Mr. Pearson’s appointment, dated February 4, 2008 is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
Biographical and Other Information Regarding Mr. Pearson
Prior to joining Valeant, Mr. Pearson, age 48, served as a director at McKinsey & Company. Throughout his 23 year career at McKinsey, Mr. Pearson held a number of positions including: McKinsey’s Board of Directors, head of the global Pharmaceutical Practice and head of McKinsey’s mid-Atlantic region. Mr. Pearson holds a BS and BSE from Duke University, graduating Summa Cum Laude and Phi Beta Kappa, and a MBA from the University of Virginia.
Employment Arrangements with Mr. Pearson
The Company entered into an employment agreement with Mr. Pearson (the “Employment Agreement”), effective as of February 1, 2008, with respect to his employment as Chief Executive Officer and election to the Board of Directors as a director and Chairman. The Employment Agreement extends until February 1, 2011.
Under the Employment Agreement, Mr. Pearson receives an annual base salary of $1,000,000 and is eligible to receive a target bonus equal to 100% of annual base salary if certain pre-determined performance goals established at the discretion of the Compensation Committee (up to 200% of annual base salary if maximum levels of performance are achieved). For 2008, Mr. Pearson’s annual bonus is guaranteed to be a minimum of $1,000,000 and was paid in the form of 81,500 restricted stock units.
By February 1, 2009, Mr. Pearson is required to purchase shares of Company common stock with a minimum value of $3,000,000, which will be subject to transfer restrictions described in the Employment Agreement. For each share purchased Mr. Pearson will receive a restricted stock unit subject to time-based vesting restrictions. In addition, Mr. Pearson received an option to purchase at an exercise price of $12.19 per share 1,024,591 shares of Company common stock that vest 25% per year over the next four years provided that Mr. Pearson remains employed with the Company on the applicable vesting date, and a grant of performance share units which will vest and be payable on February 1, 2011 or February 1, 2012 provided that Mr. Pearson remains employed by the Company on the applicable date and performance thresholds are met. Mr. Pearson also received a grant of 163,000 restricted stock units with a value of $2,000,000 vesting on February 1, 2009. The Company does not intend to grant Mr. Pearson any further equity or equity-based awards for the remaining term of his contract.
The Employment Agreement provides that Mr. Pearson’s employment may be terminated by the Company upon his death or disability, or with or without cause, or by Mr. Pearson with or without good reason (as defined in the Employment Agreement). Upon termination by reason of death or disability, by us for cause, or by Mr. Pearson without good reason, Mr. Pearson receives all amounts earned or accrued through the termination date, as specified in the agreement. Upon termination by reason of death or disability, Mr. Pearson is entitled to immediate vesting of all outstanding options and restricted stock units (performance share units vest based on performance through the date of Mr. Pearson’s termination).
Upon termination of Mr. Pearson’s employment by the Company without cause or by Mr. Pearson for good reason, other than during the 12 months following a change in control (as defined in the Employment Agreement), Mr. Pearson is entitled to a severance payment equal to two times the sum of (i) his base salary and (ii) his target bonus for the year of his termination. Mr. Pearson is also entitled to continuation of employee welfare benefits for 24 months. All unvested equity awards are forfeited except that (i) the restricted stock units granted to Mr. Pearson as a sign-on bonus and in connection with his purchase of Company common stock vest and (ii) a pro-rata portion of the performance shares vest based on actual performance through the date of termination.

Upon a change in control, the performance share units vest based on performance through the date of the change in control and, to the extent not replaced with substitute awards of the acquiring company, all outstanding options and restricted stock units vest. Upon termination of Mr. Pearson’s employment by the Company without cause or by Mr. Pearson for good reason within 12 months following a change in control, Mr. Pearson is entitled to a severance payment equal to three times the sum of (i) his base salary and (ii) target bonus for the year of his termination. Mr. Pearson is also entitled to employee benefits for 24 months and all outstanding equity awards, to the extent not vested on the change in control, will vest.
The foregoing description of the Employment Agreement is qualified by reference to the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Other than the terms of Mr. Pearson’s Employment Agreement, Mr. Pearson was not selected pursuant to any arrangement or understanding between Mr. Pearson and any other person. There are no family relationships between Mr. Pearson and the directors or executive officers of the Company.
Termination of Mr. Tyson’s Employment
Mr. Tyson’s service as President and Chief Executive Officer and as a director of the Company terminated effective as of February 1, 2008. In connection with Mr. Tyson’s separation, the Company and Mr. Tyson entered into a separation agreement (the “Separation Agreement”) and release agreement (the “Release Agreement”). The Separation Agreement generally provides Mr. Tyson with payments and benefits to which he is entitled under his existing employment agreement upon a termination by the Company without cause or by the executive for good reason. Under the terms of the Separation Agreement, Mr. Tyson will receive a pro-rata annual bonus equaling $78,198, a severance payment equaling $3,577,600, and accrued compensation (as defined in the Separation Agreement). All previously unvested outstanding equity awards held by Mr. Tyson vested.
In addition, the Separation Agreement provides for Mr. Tyson to serve as a consultant to the Company during a three-month transition period (renewable for an additional three-month period by mutual agreement) following his termination, at a rate of $29,800 per month. Under the Release Agreement, Mr. Tyson releases the Company from any and all claims, liabilities and obligations other than those set forth in the Release Agreement.
The foregoing description of the Separation Agreement and the Release Agreement is qualified by reference to the Separation Agreement and the Release Agreement, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, hereto and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Michael Pearson.
10.2	Separation Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Timothy C. Tyson.
10.3	Release Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Timothy C. Tyson.
99.1	Press Release of the Registrant dated February 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: February 6, 2008	By:	/s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Michael Pearson.
10.2	Separation Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Timothy C. Tyson.
10.3	Release Agreement dated as of February 1, 2008 between Valeant Pharmaceuticals International and Timothy C. Tyson.
99.1	Press Release of the Registrant dated February 4, 2008.

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